Please file this Prospectus Supplement with your records.


                                   THE STRONG CORE FUNDS
                                      Investor Class

                                  STRONG BALANCED FUND
                               STRONG BALANCED ASSET FUND
                              STRONG GROWTH AND INCOME FUND
                                   STRONG INDEX 500 FUND
                                STRONG LARGE CAP CORE FUND
                                STRONG OPPORTUNITY FUND

                      upplement to the Prospectus dated May 1, 2002


Strong Balanced Fund

Effective July 1, 2002, Mr. Bradley C. Tank is the sole Portfolio Manager of the bond and cash portions of the Fund. His biography can be found on pages 19 and 20 of the Prospectus. Mr. Rimas M. Milaitis remains the sole Portfolio Manager of the equity portion of the Fund. His biography can be found on pages 18 and 19 of the Prospectus.


The date of this Prospectus Supplement is June 10, 2002.